Taxation - Schedule of Deferred Tax Assets and Deferred Tax Liabilities (Details) - USD ($)	Dec. 31, 2025	Dec. 31, 2024	Dec. 31, 2023
Deferred tax assets:
Allowance for credit loss	$ 41,124	$ 7,808
Operating lease liabilities	3,384	816
Current year tax losses	5,809	5,809
Total deferred tax assets	50,317	14,433
Deferred tax liability:
Right of use assets	(2,822)	(470)
Deferred tax assets, net:	$ 47,495	$ 13,963